SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                             (EASTCLIFF FUNDS LOGO)

                          Eastcliff Total Return Fund

                             Eastcliff Growth Fund

                               Eastcliff Emerging
                                  Growth Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

                                Eastcliff Total
                                  Return Fund

                                                               February 23, 2001

Dear Shareholder:

  The beginning of the year 2000 exhibited a continuation of many of the positive trends that made 1999 so successful. By mid-March however the environment had changed. Investor sentiment quickly turned against many of the companies that had led the market higher. Four interest rate hikes by the Federal Reserve indicated a slowdown ahead for the market's most richly priced companies. Escalating oil prices put additional strain on corporate profits as disappointing earnings announcements came through. Stocks dropped sharply. Sentiment remained optimistic that a year-end rally would ensue. However, uncertainty stemming from the confusing presidential election in November and the resulting anxiety weighed the markets down through year-end.

  For the twelve months ending December 31, 2000, the Eastcliff Total Return Fund declined -16.28% vs. the S&P 500 at -9.10%. The NASDAQ declined -39.29%. The Fund's average annual compound rate of return for the five and ten years ending December 31, 2000 was 17.88% and 15.92%. The historical annual average return for the market is about 11%.

  The Fund's three top performing companies over the past twelve months were:
Pfizer (+41.8%), American International Group (+36.7%) and EMC Corp. (+21.7%). Three long-term holdings faltered in 2000: Cisco Systems Inc. (-28.6%), Nokia Corp. (-8.9%), and General Electric (-7.1%).

  What is our strategy going forwardo Three significant changes have been made:
We have reduced Technology from 55.1% to 18.0%, increased the Healthcare sector from 11.9% to 21.0%, and increased the Utility sector from 1.1% to 23.2%.

  The asset allocation as of December 31, 2000 was 88% equities and 12% cash equivalents. As of December 21, 2000, the Board of Directors declared a distribution of $1.60 per share, from long-term capital gains, payable December 22, 2000, to shareholders of record on December 20, 2000.

  In closing, we expect sector rotation to continue as the economy slows and corporate profits decline. Volatility coupled with short-term price swings should continue. We believe it will take a well-balanced mix of stocks of companies with very strong fundamentals and consistent earnings growth across a variety of sectors to out-perform.

  Thank you for your continued confidence and investment in the Eastcliff Total Return Fund.

                                    Sincerely,

                                    /s/ Patrice J. Neverett

                                    Patrice J. Neverett
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          Eastcliff Total Return Fund
                            STATEMENT OF NET ASSETS
                         December 31, 2000 (Unaudited)

SHARES OR
PRINCIPAL                                                             MARKET
 AMOUNT                                                 COST          VALUE
---------                                              ------        --------
LONG-TERM INVESTMENTS -- 88.5% (A)<F2>
COMMON STOCKS -- 88.5% (A)<F2>

CAPITAL GOODS SECTOR -- 10.6%
-----------------------------
            ELECTRICAL EQUIPMENT -- 7.3%
  27,000    General Electric Co.                    $   241,832    $ 1,294,312

            MANUFACTURER-DIVERSE -- 3.3%
  10,400    Tyco International Ltd.                     539,424        577,200

COMMUNICATION SERVICES SECTOR -- 3.5%
-------------------------------------
            TELEPHONE -- 3.5%
  12,500    Verizon Communications                      688,563        626,562

CONSUMER CYCLICALS SECTOR -- 3.9%
---------------------------------
            RETAIL-BUILDING SUPPLIES -- 3.9%
  15,000    The Home Depot, Inc.                        487,475        685,313

FINANCIALS SECTOR -- 8.3%
-------------------------
            INSURANCE-MULTILINE -- 8.3%
  14,875    American International
              Group, Inc.                               239,820      1,466,117

HEALTHCARE SECTOR -- 21.0%
--------------------------
            DIVERSE -- 1.7%
   6,250    Abbott Laboratories                         301,937        302,734

            DRUGS-MAJOR -- 11.4%
  30,500    Pfizer Inc.                                 203,679      1,403,000
  10,000    Pharmacia Corp.                             522,475        610,000
                                                    -----------    -----------
                                                        726,154      2,013,000

            MANAGED CARE -- 4.5%
   7,400    UnitedHealth Group Inc.                     397,047        454,175
   3,000    Wellpoint Health
              Networks Inc.*<F1>                        226,680        345,750
                                                    -----------    -----------
                                                        623,727        799,925

            MEDICAL PRODUCTS & SUPPLIES -- 3.4%
   6,800    Baxter International Inc.                   499,358        600,525

TECHNOLOGY SECTOR -- 18.0%
--------------------------
            COMMUNICATION-EQUIPMENT -- 7.7%
  31,300    Nokia Corp. "A" ADR                         125,317      1,361,550

            COMPUTERS-NETWORKING -- 4.1%
  19,000    Cisco Systems Inc.*<F1>                     255,886        726,750

            COMPUTERS-PERIPHERAL -- 4.5%
  12,000    EMC Corp. (Mass.)*<F1>                      412,651        798,000

            ELECTRONICS-SEMICONDUCTORS -- 1.7%
  10,200    Intel Corp.                                  88,813        306,638

UTILITIES -- 23.2%
------------------
            ELECTRIC COMPANIES -- 3.2%
   6,700    Duke Energy Corp.                           573,954        571,175

            NATURAL GAS -- 11.0%
  12,000    Dynegy Inc.                                 574,992        672,750
   5,200    El Paso Energy Corp.                        252,187        372,450
  15,900    Kinder Morgan
              Energy Partners, L.P.                     752,664        895,369
                                                    -----------    -----------
                                                      1,579,843      1,940,569

            POWER PRODUCERS-INDEPENDENT -- 9.0%
  12,500    The AES Corp.*<F1>                          741,722        692,188
  20,000    Calpine Corp.*<F1>                          885,434        901,250
                                                    -----------    -----------
                                                      1,627,156      1,593,438
                                                    -----------    -----------
                Total common stocks                   9,011,910     15,663,808
                                                    -----------    -----------
                Total long-term
                  investments                         9,011,910     15,663,808

SHORT-TERM INVESTMENTS -- 8.2% (A)<F2>
            VARIABLE RATE DEMAND NOTES
$850,000    Firstar Bank U.S.A., N.A.                   850,000        850,000
 607,778    Wisconsin Corporate
              Central Credit Union                      607,778        607,778
                                                    -----------    -----------
                Total short-term
                  investments                         1,457,778      1,457,778
                                                    -----------    -----------
                Total investments                   $10,469,688     17,121,586
                                                    -----------
                                                    -----------
            Cash and receivables, less
            liabilities 3.3% (A)<F2>                                   580,447
                                                                   -----------
                Net Assets                                         $17,702,033
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($17,702,033 / 1,123,128
                  shares outstanding)                              $     15.76
                                                                   -----------
                                                                   -----------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                          Eastcliff Total Return Fund
                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                       $    50,136
   Interest                                                             40,417
                                                                   -----------
       Total income                                                     90,553
                                                                   -----------

EXPENSES:
   Management fees                                                     107,459
   Administrative services                                              21,488
   Professional fees                                                    13,006
   Transfer agent fees                                                   7,477
   Custodian fees                                                        3,345
   Insurance expense                                                     3,151
   Registration fees                                                     2,852
   Printing and postage expense                                          2,363
   Board of Directors fees                                               1,200
   Other expenses                                                        1,821
                                                                   -----------
       Total expenses before reimbursement                             164,162
   Less expenses assumed by adviser                                    (24,470)
                                                                   -----------
       Net expenses                                                    139,692
                                                                   -----------
NET INVESTMENT LOSS                                                    (49,139)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     3,227,362
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (7,221,247)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (3,993,885)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,043,024)
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2000 (Unaudited) and For the Year Ended June
                                    30, 2000

                                                                                    DECEMBER 31,          JUNE 30,
                                                                                        2000                2000
                                                                                    ------------          --------
OPERATIONS:
   Net investment loss                                                              $   (49,139)        $  (157,635)
   Net realized gain on investments                                                   3,227,362           3,951,623
   Net (decrease) increase in unrealized appreciation on investments                 (7,221,247)            836,763
                                                                                    -----------         -----------
        Net (decrease) increase in net assets resulting from operations              (4,043,024)          4,630,751
                                                                                    -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.02364 per share)                                 --             (24,713)
   Distributions from net realized gains ($3.89295 and
     $3.73142 per share, respectively)                                               (4,007,902)         (3,957,048)
                                                                                    -----------         -----------
        Total distributions                                                          (4,007,902)         (3,981,761)*<F3>
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (15,561 and 23,597 shares, respectively)                 295,846             530,777
   Net asset value of shares issued in distributions (206,656 and
     180,696 shares, respectively)                                                    3,709,305           3,595,034
   Cost of shares redeemed (124,273 and 249,560 shares, respectively)                (2,437,999)         (5,590,580)
                                                                                    -----------         -----------
        Net increase (decrease) in net assets derived from Fund share activities      1,567,152          (1,464,769)
                                                                                    -----------         -----------
        TOTAL DECREASE                                                               (6,483,774)           (815,779)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            24,185,807          25,001,586
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $17,702,033         $24,185,807
                                                                                    -----------         -----------
                                                                                    -----------         -----------

*<F3>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                          Eastcliff Total Return Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                 (UNAUDITED)
                                                FOR THE PERIOD                            YEARS ENDED JUNE 30,
                                                    ENDING              --------------------------------------------------------
                                              DECEMBER 31, 2000          2000        1999         1998        1997         1996
                                              -----------------         ------      ------       ------      ------       ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $23.59              $23.36      $21.50       $16.86      $14.62       $11.96
Income from investment operations:
     Net investment (loss) income                    (0.04)              (0.13)       0.10         0.23        0.23         0.09
     Net realized and unrealized (loss)
       gains on investments                          (3.90)               4.11        4.28         5.19        3.47         2.90
                                                    ------              ------      ------       ------      ------       ------
Total from investment operations                     (3.94)               3.98        4.38         5.42        3.70         2.99

Less distributions:
     Dividends from net investment income               --               (0.02)      (0.17)       (0.25)      (0.12)       (0.17)
     Distributions from net realized gains           (3.89)              (3.73)      (2.35)       (0.53)      (1.34)       (0.16)
                                                    ------              ------      ------       ------      ------       ------
Total from distributions                             (3.89)              (3.75)      (2.52)       (0.78)      (1.46)       (0.33)
                                                    ------              ------      ------       ------      ------       ------
Net asset value, end of period                      $15.76              $23.59      $23.36       $21.50      $16.86       $14.62
                                                    ------              ------      ------       ------      ------       ------
                                                    ------              ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                             (17.9%)**<F5>        20.8%       21.7%        33.3%       28.1%        25.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              17,702              24,186      25,002       25,454      21,626       17,799
Ratio of expenses (after reimbursement)
  to average net assets(a)<F6>                        1.3%*<F4>           1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment (loss) income
  to average net assets(b)<F7>                       (0.5%)*<F4>         (0.6%)       0.4%         1.2%        1.5%         0.7%
Portfolio turnover rate                              45.9%               46.7%       32.9%        38.4%       58.3%        95.1%

  *<F4>   Annualized.
 **<F5>   Not annualized.
(a)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000, and for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, as follows:
          1.5%*<F4>, 1.4%, 1.4%, 1.4%, 1.5% and 1.6%, respectively.
(b)<F7> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000, and for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, as follows: (0.7%)*<F4>, (0.7%),
          0.3%, 1.1%, 1.3% and 0.4%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                                   Eastcliff
                                  Growth Fund

                                                               February 23, 2001

Dear Shareholder:

  In our July 28, 2000 letter to you, we discussed the impact of six interest rates increases by the Federal Reserve. We pointed out that the result of these interest rate increases was beginning to negatively offset the pace of economic activity. We mentioned that the transition to a slower economy would also result in slower profit growth. In the fourth quarter investor concern turned to apprehension, causing the Russell 1000 Large Cap Growth Index to decline 21% and the Technology laden NASDAQ to slump 33%. For the year the Russell 1000 Large Cap Growth Index dropped 22%. The Eastcliff Growth Fund fared much better, slipping 10.2% for the year. The average annual rate of return for the five years ending December 31, 2000 was 14.6% and since inception (July 1, 1995) it was 14.9%.

  For the year 2000, positive return in the Fund came from the holdings in healthcare (Pfizer +42%), financial services (MBNA Corp +36%) and energy service (AES Corp +48%). Technology was negative on balance (Cisco Systems -29% and Sun Microsystems -28%). However, our sector underweighting in technology versus the Russell 1000 Growth Index and some strong winners (BEA Systems +92% and Comverse Technology +50%) were helpful. Retail and media holdings were negative (Home Depot -34%, Wal-Mart -23%, Clear Channel Communications -46% and Viacom -23%).

  We have a favorable outlook for 2001. The recent dramatic interest rate reduction by the Fed, with more cuts to come, helps ensure a positive outlook. A probable tax cut, pushed by President Bush, should propel attractive growth in 2002. With inherent strengths of the economy, including high employment and favorable incomes, it seems most likely that corporate profits will again be rising in the second half of 2001. Comparisons will be easy and economic fundamentals will be improving. Although we have to pass through a tough earnings reporting period which will include noticeable downward revisions in 2001 outlooks, opportunities are increasing. Whereas we have managed the portfolio to be very careful of the risk of earnings shortfalls over the past half year, the time is coming to take advantage of the eventual upside surprises.

  As of December 21, 2000, your Board of Directors declared a distribution of $2.6091 per share from net short-term gains and $0.7988 per share from net long-term gains, payable December 22, 2000, to shareholders of record on December 20, 2000.

  We appreciate all of your support and interest in the Fund and look forward to providing each of our shareholders with favorable investment returns over the long term.

                                    Respectfully submitted

                                    /s/ Clark J. Winslow

                                    Clark J. Winslow
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                             Eastcliff Growth Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 2000 (Unaudited)

ASSETS:
   Investments in securities, at value (cost $4,491,290)           $ 6,125,328
   Cash                                                                    165
   Receivable from investments sold                                    803,170
   Dividend receivable                                                   2,154
   Interest receivable                                                   2,395
                                                                   -----------
          Total assets                                             $ 6,933,212
                                                                   -----------
                                                                   -----------

LIABILITIES:
   Payable to adviser for management fees                          $     7,038
   Other liabilities                                                     8,946
                                                                   -----------
          Total liabilities                                        $    15,984
                                                                   -----------

NET ASSETS:
   Capital Stock, $0.01 par value; 300,000,000
     shares authorized; 1,249,237 shares outstanding                 7,295,604
   Net unrealized appreciation on investments                        1,634,038
   Undistributed net realized gains on investments                  (2,012,414)
                                                                   -----------
          Net assets                                                 6,917,228
                                                                   -----------
          Total liabilities and net assets                         $ 6,933,212
                                                                   -----------
                                                                   -----------

CALCULATION OF REDEMPTION PRICE:
   Net asset value and redemption price per share
     ($6,917,228 / 1,249,237 shares outstanding)                   $      5.54
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                             Eastcliff Growth Fund
                            SCHEDULE OF INVESTMENTS
                         December 31, 2000 (Unaudited)

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST          VALUE
---------                                              ------        --------
LONG-TERM INVESTMENTS -- 97.7% (A)<F9>
COMMON STOCKS -- 97.7% (A)<F9>

CAPITAL GOODS SECTOR -- 11.7%
-----------------------------
             ELECTRICAL EQUIPMENT -- 7.1%
     5,600   General Electric Co.                    $  228,647     $  268,450
       650   Sanmina Corp.*<F8>                          61,143         49,806
     3,400   Solectron Corp.*<F8>                       135,124        115,260
                                                     ----------     ----------
                                                        424,914        433,516
             MANUFACTURER-DIVERSE -- 4.6%
     5,100   Tyco International Ltd.                    194,997        283,050

CONSUMER CYCLICALS SECTOR -- 4.8%
---------------------------------
             RETAIL-BUILDING SUPPLIES -- 1.7%
     2,300   The Home Depot, Inc.                        19,841        105,081

             RETAIL-GENERAL MERCHANDISE -- 1.5%
     1,700   Wal-Mart Stores, Inc.                       55,120         90,312

             RETAIL-SPECIALTY -- 1.6%
     4,400   Bed Bath & Beyond Inc.*<F8>                 91,981         98,450

CONSUMER STAPLES SECTOR -- 7.4%
-------------------------------
             BROADCAST MEDIA -- 2.6%
     1,487   Clear Channel
               Communications, Inc.*<F8>                 75,486         72,027
     2,100   Comcast Corp.
               Special Cl A NV*<F8>                      87,664         87,675
                                                     ----------     ----------
                                                        163,150        159,702

             ENTERTAINMENT -- 3.7%
     2,200   Time Warner Inc.                           140,581        114,928
     2,400   Viacom Inc. Ser. B*<F8>                     61,759        112,200
                                                     ----------     ----------
                                                        202,340        227,128

             RETAIL-DRUG STORES -- 1.1%
     1,100   CVS Corp.                                   40,010         65,931

ENERGY SECTOR -- 3.2%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 3.2%
     3,600   Santa Fe
               International Corp.                      114,488        115,425
     1,000   Schlumberger Ltd.                           75,435         79,938
                                                     ----------     ----------
                                                        189,923        195,363

FINANCIALS SECTOR -- 10.4%
--------------------------
             CONSUMER FINANCE -- 5.5%
     4,300   MBNA Corp.                                  28,594        158,831
     3,100   Providian Financial Corp.                  105,145        178,250
                                                     ----------     ----------
                                                        133,739        337,081

             FINANCIAL-DIVERSE -- 3.0%
     2,100   Fannie Mae                                 148,963        182,175

             INVESTMENT BANKS-BROKERS -- 1.9%
       800   Morgan Stanley Dean
               Witter & Co.                              55,411         63,400
     1,300   Stilwell Financial, Inc.                    29,002         51,269
                                                     ----------     ----------
                                                         84,413        114,669

HEALTHCARE SECTOR -- 17.2%
--------------------------
             BIOTECHNOLOGY -- 0.8%
       600   Genentech, Inc.*<F8>                        29,547         48,900

             DIVERSE -- 5.5%
     2,500   American Home
               Products Corp.                           138,472        158,875
     1,700   Johnson & Johnson                          158,667        178,606
                                                     ----------     ----------
                                                        297,139        337,481

             DRUGS-GENERIC -- 1.6%
     2,300   ALZA Corp.*<F8>                             69,076         97,750

             DRUGS-MAJOR -- 5.2%
     7,000   Pfizer Inc.                                244,490        322,000

             MANAGED CARE -- 2.2%
     2,200   UnitedHealth Group Inc.                    121,805        135,025

             MEDICAL PRODUCTS & SUPPLIES -- 1.9%
     1,900   Medtronic, Inc.                             66,970        114,712

TECHNOLOGY SECTOR -- 36.3%
--------------------------
             COMMUNICATION-EQUIPMENT -- 5.0%
       700   Applied Micro Circuits
               Corp.*<F8>                                45,031         52,533
       800   Comverse
               Technology, Inc.*<F8>                     36,515         86,900
     1,500   Corning Inc.                                88,699         79,219
     2,000   Nokia Corp. "A" ADR                         85,196         87,000
                                                     ----------     ----------
                                                        255,441        305,652

             COMPUTER HARDWARE -- 1.9%
     4,100   Sun Microsystems, Inc.*<F8>                108,061        114,287

             COMPUTER SOFTWARE/SERVICES -- 9.8%
     2,800   Amdocs Limited*<F8>                        178,602        185,500
     1,100   America Online, Inc.*<F8>                   50,521         38,280
       600   BEA Systems, Inc.*<F8>                      23,166         40,387
       800   i2 Technologies, Inc.*<F8>                  52,833         43,500
       450   Mercury Interactive Corp.*<F8>              34,493         40,613
     2,000   Microsoft Corp.*<F8>                        20,406         86,750
     4,200   Oracle Corp.*<F8>                           37,780        122,063
       500   VERITAS Software Corp.*<F8>                 49,719         43,750
                                                     ----------     ----------
                                                        447,520        600,843

             COMPUTERS-NETWORKING -- 5.6%
     6,500   Cisco Systems Inc.*<F8>                     18,823        248,625
       400   Juniper Networks, Inc.*<F8>                 63,975         50,425
       700   Network Appliance, Inc.*<F8>                43,908         44,931
                                                     ----------     ----------
                                                        126,706        343,981

             COMPUTERS-PERIPHERAL -- 3.3%
       400   Brocade Communications
               Systems, Inc.*<F8>                        29,175         36,725
     2,500   EMC Corp. (Mass.)*<F8>                      85,983        166,250
                                                     ----------     ----------
                                                        115,158        202,975

             ELECTRONICS-SEMICONDUCTORS -- 5.6%
     2,200   Altera Corp.*<F8>                           71,845         57,888
     3,700   Flextronics International Ltd.*<F8>         88,359        105,450
     3,600   Intel Corp.                                103,677        108,225
     1,500   Linear Technology Corp.                     49,606         69,375
                                                     ----------     ----------
                                                        313,487        340,938

             SERVICES-DATA PROCESSING -- 5.1%
     3,500   First Data Corp.                           151,335        184,406
     2,700   Fiserv, Inc.*<F8>                           50,442        128,082
                                                     ----------     ----------
                                                        201,777        312,488

UTILITIES SECTOR - 6.7%
-----------------------
             NATURAL GAS -- 3.1%
     2,300   Enron Corp.                                 92,136        191,188

             POWER PRODUCERS-INDEPENDENT -- 3.6%
     4,000   The AES Corp.*<F8>                         109,436        221,500
                                                     ----------     ----------
                 Total common stocks                  4,348,140      5,982,178
                                                     ----------     ----------
                 Total long-term
                   investments                        4,348,140      5,982,178

SHORT-TERM INVESTMENTS -- 2.3% (A)<F9>
             VARIABLE RATE DEMAND NOTE
  $143,150   Firstar Bank U.S.A., N.A.                  143,150        143,150
                                                     ----------     ----------
                 Total short-term
                   investments                          143,150        143,150
                                                     ----------     ----------
                 Total investments
                   -- 100%                           $4,491,290     $6,125,328
                                                     ----------     ----------
                                                     ----------     ----------

  *<F8>   Non-income producing security.
(a)<F9> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                             Eastcliff Growth Fund
                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                       $    12,964
   Interest                                                             18,214
                                                                   -----------
        Total income                                                    31,178
                                                                   -----------

EXPENSES:
   Management fees                                                      52,621
   Professional fees                                                    12,482
   Administrative services                                              10,524
   Transfer agent fees                                                   6,361
   Custodian fees                                                        5,384
   Registration fees                                                     1,787
   Insurance expense                                                     1,497
   Board of Directors fees                                               1,200
   Printing and postage expense                                            895
   Other expenses                                                        1,173
                                                                   -----------
        Total expenses before reimbursement                             93,924
   Less expenses assumed by adviser                                    (25,517)
                                                                   -----------
        Net expenses                                                    68,407
                                                                   -----------
NET INVESTMENT LOSS                                                    (37,229)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,349,000
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (2,640,258)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,291,258)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,328,487)
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2000 (Unaudited) and For the Year Ended June
                                    30, 2000

                                                                                    DECEMBER 31,          JUNE 30,
                                                                                        2000                2000
                                                                                    ------------          --------
OPERATIONS:
   Net investment loss                                                              $   (37,229)        $  (117,515)
   Net realized gain on investments                                                   1,349,000          11,691,677
   Net decrease in unrealized appreciation on investments                            (2,640,258)        (10,029,788)
                                                                                    -----------         -----------
        Net (decrease) increase in net assets resulting from operations              (1,328,487)          1,544,374
                                                                                    -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($4.55624 and
     $6.42145 per share, respectively)                                               (4,296,747)        (10,647,441)
                                                                                    -----------         -----------
        Total distributions                                                          (4,296,747)        (10,647,441)*<F10>
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (52,687 and 123,334 shares, respectively)                605,993           1,461,530
   Net asset value of shares issued in distributions (443,535
     and 211,309 shares, respectively)                                                2,656,761           2,339,526
   Cost of shares redeemed (292,629 and 2,069,732 shares, respectively)              (2,871,698)        (25,920,439)
                                                                                    -----------         -----------
        Net increase (decrease) in net assets derived from Fund share activities        391,056         (22,119,383)
                                                                                    -----------         -----------
        TOTAL DECREASE                                                               (5,234,178)        (31,222,450)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            12,151,406          43,373,856
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $ 6,917,228         $12,151,406
                                                                                    -----------         -----------
                                                                                    -----------         -----------

*<F10>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                             Eastcliff Growth Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                               (UNAUDITED)
                                             FOR THE PERIOD                          YEARS ENDED JUNE 30,
                                                 ENDING            --------------------------------------------------------
                                            DECEMBER 31, 2000       2000        1999         1998        1997         1996
                                            -----------------      ------      ------       ------      ------       ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $11.62            $15.60      $17.85       $13.92      $12.56       $10.00
Income from investment operations:
     Net investment loss (a)<F13>                 (0.03)            (0.08)      (0.18)       (0.15)      (0.14)       (0.08)
     Net realized and unrealized (loss)
       gains on investments                       (1.49)             2.52        1.15         4.71        1.50         2.64
                                                 ------            ------      ------       ------      ------       ------
Total from investment operations                  (1.52)             2.44        0.97         4.56        1.36         2.56

Less distributions:
     Dividend from net investment income             --                --          --           --          --           --
     Distributions from net realized gains        (4.56)            (6.42)      (3.22)       (0.63)         --           --
                                                 ------            ------      ------       ------      ------       ------
Total from distributions                          (4.56)            (6.42)      (3.22)       (0.63)         --           --
                                                 ------            ------      ------       ------      ------       ------
Net asset value, end of period                   $ 5.54            $11.62      $15.60       $17.85      $13.92       $12.56
                                                 ------            ------      ------       ------      ------       ------
                                                 ------            ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                          (13.2%)**<F12>     22.5%        8.0%        33.9%       10.8%        25.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)            6,917            12,151      43,374       56,594      46,389       46,193
Ratio of expenses (after reimbursement)
  to average net assets (b)<F14>                   1.3%*<F11>        1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment loss
  to average net assets (c)<F15>                  (0.7%)*<F11>      (0.7%)      (0.7%)       (0.9%)      (1.0%)       (0.8%)
Portfolio turnover rate                           59.8%            123.9%       86.3%        93.3%       54.3%        40.3%

  *<F11>   Annualized.
 **<F12>   Not annualized.
(a)<F13> In 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000 and for the years ended June 30, 2000, 1997 and 1996, 1.8%*<F11>, 1.5%, 1.3% and
           1.4%, respectively.
(c)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000 and for the years ended June 30, 2000, 1997 and 1996, (1.2%)*<F11>, (0.9%), (1.0%) and
           (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund

                                                               February 23, 2001

Dear Shareholder:

  The Eastcliff Emerging Growth Fund significantly outperformed the Russell
2000 Growth Index for the first half of the fiscal year ending June 30, 2001. For the six-month period, the Fund declined 3.4% while the benchmark fell 23.4%. For the calendar year 2000, the Fund declined 3.9% versus a decline of 22.4% for the benchmark. The annualized return since inception on September 30, 1999 is 19.4% versus 2.8% for the benchmark. The economy began to slow in the second half of 2000, which affected the earnings prospects of many corporations. Small-cap stocks generally have less economic sensitivity than large-cap stocks. The Fund also benefited from good sector and stock selection. At year end, our largest sector weight was health care and we were significantly underweighted in technology.

  As we enter 2001, the Federal Reserve has become increasingly alarmed about the prospect of a more severe economic downturn and, as such, has already delivered two separate cuts in the federal funds rate totaling one full percent. Given the magnitude of the recent slowdown and the outlook for weak corporate profits this year, the Fed is expected to reduce interest rates several more times this year. Past periods of interest rate reductions have been very positive for growth stocks, particularly small caps.

  To capitalize on this backdrop, we are actively seeking economically-sensitive stocks that can benefit from a falling rate environment, including consumer service, financial service, and technology companies. Because we exited 2000 with low levels of cash, we anticipate taking profits in some of our healthcare holdings to accommodate new investments. We are gratified that our discipline of investing in a diversified portfolio of fundamentally sound companies with attractive prices worked well last year. We believe that the market will again favor this style in 2001 and allow us to provide positive absolute and relative returns to our clients.

  Thank you for your continued support.

                                    Sincerely,

                                    /s/ Gail M. Knappenberger

                                    Gail M. Knappenberger
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                         Eastcliff Emerging Growth Fund
                            STATEMENT OF NET ASSETS
                         December 31, 2000 (Unaudited)

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                 COST         VALUE
---------                                               ------       --------
LONG-TERM INVESTMENTS -- 97.4% (A)<F17>
COMMON STOCKS -- 97.4% (A)<F17>

CAPITAL GOODS SECTOR - 2.6%
---------------------------
             CONTAINERS-METAL/GLASS -- 2.1%
    10,200   Mobile Mini, Inc.*<F16>                   $  203,246  $   234,600

             ELECTRICAL EQUIPMENT -- 0.5%
     8,000   Manufacturers' Services Ltd.*<F16>           150,285       53,000

COMMUNICATION SERVICES SECTOR -- 1.9%
-------------------------------------
             TELECOMMUNICATIONS-CELLULAR -- 1.1%
     3,150   TALX Corp.                                    96,641      126,000

             TELEPHONE -- 0.8%
     2,600   Tollgrade
               Communications, Inc.*<F16>                 160,697       94,900

CONSUMER CYCLICALS SECTOR -- 18.3%
----------------------------------
             PUBLISHING -- 1.3%
     5,450   Penton Media, Inc.                           106,853      146,469

             RETAIL-COMPUTERS & ELECTRONICS -- 0.9%
     8,600   Tweeter Home Entertainment
               Group, Inc.*<F16>                          100,564      104,812

             RETAIL-DISCOUNTERS -- 1.6%
     8,550   Family Dollar Stores, Inc.                   173,747      183,291

             SERVICES-COMMERCIAL & CONSUMER -- 14.5%
     5,950   ChoicePoint Inc.*<F16>                       326,328      390,097
    12,850   The Corporate Executive
               Board Co.*<F16>                            292,528      510,988
     4,000   Invitrogen Corp.*<F16>                       253,295      345,500
     6,800   Resources Connection, Inc.*<F16>             102,258      129,200
    10,950   Watson Wyatt &
               Company Holdings*<F16>                     186,055      257,325
                                                       ----------  -----------
                                                        1,160,464    1,633,110

CONSUMER STAPLES SECTOR -- 2.7%
-------------------------------
             RESTAURANTS -- 2.7%
     3,600   California Pizza Kitchen, Inc.*<F16>          71,684      101,700
     9,050   Panera Bread Co.*<F16>                        92,467      206,453
                                                       ----------  -----------
                                                          164,151      308,153

ENERGY SECTOR -- 7.5%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 5.0%
     9,200   Marine Drilling
               Companies, Inc.*<F16>                      253,457      246,100
     4,150   Precision Drilling Corp.*<F16>               136,093      155,884
     8,350   W-H Energy Services, Inc.*<F16>              134,082      164,391
                                                       ----------  -----------
                                                          523,632      566,375

             OIL-EXPLORATION & PRODUCTS -- 2.5%
     7,450   Patterson Energy, Inc.*<F16>                 219,890      277,512

HEALTHCARE SECTOR -- 35.2%
--------------------------
             DRUGS-GENERIC -- 4.3%
     5,500   Medicis Pharmaceutical
               Corp.*<F16>                                233,400      325,188
     4,400   Noven
               Pharmaceuticals, Inc.*<F16>                118,884      164,450
                                                       ----------  -----------
                                                          352,284      489,638

             DRUGS-MAJOR -- 5.8%
     4,400   Emisphere
               Technologies, Inc.*<F16>                   204,067      110,000
    17,550   First Horizon
               Pharmaceutical Corp.*<F16>                 159,287      539,662
                                                       ----------  -----------
                                                          363,354      649,662

             MEDICAL PRODUCTS & SUPPLIES -- 13.6%
     6,700   Apogent Technologies Inc.*<F16>              153,858      137,350
     8,400   ATS Medical, Inc.*<F16>                      126,628      119,175
     7,350   BioSource International, Inc.*<F16>          129,855      112,547
     4,200   Bruker Daltonics, Inc.*<F16>                 112,718       98,962
     3,500   CIMA Labs Inc.*<F16>                          65,514      227,719
    11,100   Curon Medical Inc.*<F16>                     127,430       44,573
     4,100   Digene Corp.*<F16>                           157,957      183,219
     8,000   The Med-Design Corp.*<F16>                   140,269      127,000
     2,100   Molecular Devices Corp.*<F16>                128,532      143,719
     7,500   SurModics, Inc.*<F16>                        105,628      276,094
     7,950   Vascular Solutions, Inc.*<F16>               116,531       58,631
                                                       ----------  -----------
                                                        1,364,920    1,528,989

             SPECIALIZED SERVICES -- 11.5%
     5,700   Accredo Health, Inc.*<F16>                   251,644      286,069
     7,850   Albany Molecular
               Research, Inc.*<F16>                       213,582      483,756
     3,600   CryoLife, Inc.*<F16>                          75,157      108,900
     4,900   Specialty
               Laboratories, Inc.*<F16>                   109,893      162,313
     6,850   Stericycle, Inc.*<F16>                       221,475      261,156
                                                       ----------  -----------
                                                          871,751    1,302,194

TECHNOLOGY SECTOR -- 26.8%
--------------------------
             COMMUNICATION-EQUIPMENT -- 3.3%
     4,900   Andrew Corp.*<F16>                           110,035      106,575
     4,450   Digital Lightwave, Inc.*<F16>                238,908      141,009
     3,350   Stanford
               Microdevices, Inc.*<F16>                    64,188      120,600
                                                       ----------  -----------
                                                          413,131      368,184

             COMPUTER HARDWARE -- 1.4%
    10,300   PLATO Learning, Inc.*<F16>                   230,985      155,144

             COMPUTER SOFTWARE/SERVICES -- 10.3%
     7,400   Advent Software, Inc.*<F16>                  218,422      296,463
    11,500   The InterCept Group*<F16>                    207,246      306,906
     3,050   NetIQ Corp.*<F16>                            146,717      266,494
     8,200   Secure Computing Corp.*<F16>                 211,014       80,975
     6,250   SERENA Software, Inc.*<F16>                  256,772      213,964
                                                       ----------  -----------
                                                        1,040,171    1,164,802

             COMPUTERS-NETWORKING -- 0.9%
     8,100   Computer Access
               Technology Corp.*<F16>                     110,700       83,025
       850   Ixia*<F16>                                    18,417       19,444
                                                       ----------  -----------
                                                          129,117      102,469

             ELECTRONICS-INSTRUMENTS -- 0.8%
     4,526   Measurement
               Specialties, Inc.*<F16>                     77,041       88,257

             ELECTRONICS-SEMICONDUCTORS -- 5.0%
     3,500   Elantec Semiconductor, Inc.*<F16>            246,706       97,125
     7,450   Pixelworks, Inc.*<F16>                       177,468      166,694
     6,500   Semtech Corp.*<F16>                          132,950      143,406
     6,650   SIPEX Corp.*<F16>                            254,478      159,184
                                                       ----------  -----------
                                                          811,602      566,409

             SERVICES-DATA PROCESSING -- 5.1%
     5,300   The BISYS Group, Inc.*<F16>                  249,927      276,263
     6,400   Fiserv, Inc.*<F16>                           213,425      303,600
                                                       ----------  -----------
                                                          463,352      579,863

TRANSPORTATION SECTOR -- 2.4%
-----------------------------
             AIR FREIGHT -- 1.2%
     6,650   UTI Worldwide, Inc.*<F16>                    100,591      133,831

             TRUCKERS -- 1.2%
     3,500   Forward Air Corp.*<F16>                      134,368      130,594
                                                       ----------  -----------
                 Total common stocks                    9,412,837   10,988,258
                                                       ----------  -----------
                 Total long-term
                   investments                          9,412,837   10,988,258

SHORT-TERM INVESTMENTS -- 3.3% (A)<F17>
             VARIABLE RATE DEMAND NOTE
  $372,558   Firstar Bank U.S.A., N.A.                    372,558      372,558
                                                       ----------  -----------
                 Total short-term
                   investments                            372,558      372,558
                                                       ----------  -----------
                 Total investments                     $9,785,395   11,360,816
                                                       ----------
                                                       ----------
             Liabilities, less cash and
               receivables (0.7%) (A)<F17>                             (78,389)
                                                                   -----------
                 Net Assets                                        $11,282,427
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($11,282,427 / 914,296
                   shares outstanding)                             $     12.34
                                                                   -----------
                                                                   -----------

  *<F16>   Non-income producing security.
(a)<F17>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                         $   2,027
   Interest                                                             23,722
                                                                     ---------
        Total income                                                    25,749
                                                                     ---------

EXPENSES:
   Management fees                                                      59,520
   Administrative services                                              11,904
   Professional fees                                                    11,309
   Transfer agent fees                                                   6,534
   Custodian fees                                                        4,658
   Insurance expense                                                     1,645
   Registration fees                                                     1,577
   Board of Directors fees                                               1,200
   Printing and postage expense                                            565
   Other expenses                                                        1,020
                                                                     ---------
        Total expenses before reimbursement                             99,932
   Less expenses assumed by adviser                                    (22,555)
                                                                     ---------
        Net expenses                                                    77,377
                                                                     ---------
NET INVESTMENT LOSS                                                    (51,628)
                                                                     ---------
NET REALIZED GAIN ON INVESTMENTS                                       177,475
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (529,822)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (352,347)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(403,975)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2000 (Unaudited) and For the Year Ended June
                                    30, 2000

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2000                2000
                                                                               ------------          --------
OPERATIONS:
   Net investment loss                                                         $   (51,628)        $   (51,579)
   Net realized gain (loss) on investments                                         177,475            (503,509)
   Net (decrease) increase in unrealized appreciation on investments              (529,822)          2,105,243
                                                                               -----------         -----------
        Net (decrease) increase in net assets resulting from operations           (403,975)          1,550,155
                                                                               -----------         -----------

DISTRIBUTION TO SHAREHOLDERS:
   Distribution from net realized gains ($0.14382 per share)                            --             (83,872)
                                                                               -----------         -----------
        Total distribution                                                              --             (83,872)*<F18>
                                                                               -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (16,836 and 893,736 shares, respectively)           227,617           9,951,196
   Net asset value of shares issued in distribution (6,669 shares)                      --              80,901
   Cost of shares redeemed (2,310 and 635 shares, respectively)                    (32,087)             (7,508)
                                                                               -----------         -----------
        Net increase in net assets derived from Fund share activities              195,530          10,024,589
                                                                               -----------         -----------
        TOTAL (DECREASE) INCREASE                                                 (208,445)         11,490,872
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       11,490,872                  --
                                                                               -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                            $11,282,427         $11,490,872
                                                                               -----------         -----------
                                                                               -----------         -----------


*<F18>  See Note 8.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout the period)

                                                                               (UNAUDITED)               FOR THE PERIOD FROM
                                                                          FOR THE PERIOD ENDING      SEPTEMBER 30, 1999+<F19> TO
                                                                            DECEMBER 31, 2000               JUNE 30, 2000
                                                                          ---------------------      ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                              $12.77                        $10.00
Income from investment operations:
     Net investment loss                                                           (0.06)                        (0.06)
     Net realized and unrealized (loss) gains on investments                       (0.37)                         2.97
                                                                                  ------                        ------
Total from investment operations                                                   (0.43)                         2.91

Less distributions:
     Dividend from net investment income                                              --                            --
     Distribution from net realized gains                                             --                         (0.14)
                                                                                  ------                        ------
Total from distributions                                                              --                         (0.14)
                                                                                  ------                        ------
Net asset value, end of period                                                    $12.34                        $12.77
                                                                                  ------                        ------
                                                                                  ------                        ------

TOTAL INVESTMENT RETURN                                                            (3.4%)**<F21>                 29.2%**<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                            11,282                        11,491
Ratio of expenses (after reimbursement) to average net assets (a)<F22>              1.3%*<F20>                    1.3%*<F20>
Ratio of net investment loss to average net assets (b)<F23>                        (0.9%)*<F20>                  (0.8%)*<F20>
Portfolio turnover rate                                                            78.4%                         91.5%

  +<F19>   Commencement of operations.
  *<F20>   Annualized.
 **<F21>   Not annualized.
(a)<F22> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000, and for the period September 30, 1999+<F19> to June 30, 2000, 1.7%*<F20>
           and 1.7%*<F20>, respectively.
(b)<F23> If the Fund had paid all of its expenses, the ratio would have been for the period ending December 31, 2000, and for the period September 30, 1999+<F19> to June 30, 2000, (1.3%)*<F20> and
           (1.2%)*<F20>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                               Eastcliff Regional
                              Small Capitalization
                                   Value Fund

                                                               February 23, 2001

Dear Shareholder:

  The old adage "what a difference a year makes" seems to best describe the past twelve months. When we wrote to you last February, we asked ourselves the following question: were the long-standing fundamentals of finance and equity valuation methods merely suspended as evidenced by the "bubble" valuations then applied to the "new economy" stocks, or were they forever dismissedo We endured the former and persevered, hoping the latter would not prevail.

  Last year, we commented on the remarkable number of records set in 1999, many of dubious distinction, dwarfing almost anything seen in modern financial history, and suggested that there would be a price to pay. There was. We stated that all previous "new economies" eventually became old economies, and in those transitions, a tremendous amount of money was made and lost. We continue to believe that investing in the most undervalued companies we can identify and staying true to our discipline will, over time, produce excellent rewards.

  Enough of the past. The current environment is one of the most encouraging for value investing we have witnessed in several years. Not easy money mind you, but at least rewarding by our standards. We are finding numerous opportunities for new investments. We proceed with much more encouragement--what a difference a year makes. We appreciate your patience over this past year and believe that the present environment will prove to be much more rewarding going forward.

  For the twelve months ending December 31, 2000, the Eastcliff Regional Small Capitalization Value Fund gained 1.8%, versus a decline of 3.0% for the Russell 2000 Index. The annualized return since inception on September 16, 1996 is 6.2% versus 9.8% for the Russell 2000 Index.

  As of December 21, 2000, your Board of Directors declared a distribution of $0.0241 per share from net investment income and $0.1674 per share from net short-term gains, payable December 22, 2000, to shareholders of record on December 20, 2000.

  Sincerely,

   /s/ Richard W. Jensen     /s/ Elizabeth M. Lilly     /s/ Richard J. Rinkoff

   Richard W. Jensen         Elizabeth M. Lilly         Richard J. Rinkoff
   Portfolio Manager         Portfolio Manager          Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF NET ASSETS
                         December 31, 2000 (Unaudited)

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST          VALUE
---------                                              ------        --------
LONG-TERM INVESTMENTS -- 97.9% (A)<F25>
COMMON STOCKS -- 97.9% (A)<F25>

BASIC MATERIALS SECTOR -- 11.2%
-------------------------------
             CHEMICALS-SPECIALTY -- 10.4%
     9,100   Cytec Industries Inc.*<F24>            $   334,990    $   363,431
    52,600   Ferro Corp.                              1,188,227      1,209,800
    37,800   H.B. Fuller Co.                          1,815,617      1,491,327
    94,700   Material Sciences Corp.*<F24>            1,153,267        728,007
                                                    -----------    -----------
                                                      4,492,101      3,792,565

             PAPER & FOREST PRODUCTS -- 0.8%
     7,100   Rayonier Inc.                              317,942        282,669

CAPITAL GOODS SECTOR -- 23.6%
-----------------------------
             AEROSPACE/DEFENSE -- 3.8%
    20,850   Alliant Techsystems Inc.*<F24>             722,146      1,391,737

             MANUFACTURER-DIVERSE -- 7.6%
    39,200   Graco Inc.                                 774,187      1,621,900
    26,000   Sames Corp.*<F24>                          910,292        282,750
   109,180   U.S. Industries, Inc.                    2,019,943        873,440
                                                    -----------    -----------
                                                      3,704,422      2,778,090

             MANUFACTURER-SPECIAL -- 3.8%
    14,300   Albany International Corp.                 152,958        192,156
    42,600   Donaldson Company, Inc.                    768,223      1,184,813
                                                    -----------    -----------
                                                        921,181      1,376,969

             OFFICE EQUIPMENT & SUPPLIES -- 7.2%
    47,000   Herman Miller, Inc.                      1,179,581      1,351,250
    40,000   The Reynolds &
               Reynolds Co.                             711,906        810,000
    19,200   United Stationers Inc.*<F24>               559,069        460,800
                                                    -----------    -----------
                                                      2,450,556      2,622,050

             TRUCKS & PARTS -- 1.2%
    16,300   Navistar International Corp.*<F24>         563,243        426,856

CONSUMER CYCLICALS SECTOR -- 29.0%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 1.2%
    46,600   Tower Automotive, Inc.*<F24>               639,453        419,400

             GAMING & LOTTERY -- 1.9%
    35,000   Argosy Gaming Co.*<F24>                    619,860        671,562

             HARDWARE & TOOLS -- 2.6%
    25,500   The Toro Co.                               813,053        935,531

             LEISURE TIME-PRODUCTS -- 7.5%
    45,000   Brunswick Corp.                            857,160        739,688
    48,200   Hasbro, Inc.                               586,388        512,125
    37,100   Polaris Industries Inc.                  1,129,809      1,474,725
                                                    -----------    -----------
                                                      2,573,357      2,726,538

             RETAIL-DISCOUNTERS -- 1.0%
    60,700   Damark
               International, Inc.*<F24>              1,006,553        360,406

             SERVICES-ADVERTISING/MARKETING -- 5.1%
    51,300   AC Nielsen Corp.*<F24>                     931,742      1,859,625

             SERVICES-COMMERCIAL & CONSUMER -- 9.7%
    18,900   Coinstar, Inc.*<F24>                       279,210        288,225
    28,100   Dollar Thrifty Automotive
               Group, Inc.*<F24>                        521,544        526,875
    77,300   Ogden Corp.*<F24>                          800,902      1,188,487
    39,500   Pittston Brink's Group                     640,260        785,063
    51,500   Regis Corp.                                967,207        746,750
                                                    -----------    -----------
                                                      3,209,123      3,535,400

CONSUMER STAPLES SECTOR -- 12.2%
--------------------------------
             BROADCAST MEDIA -- 0.5%
    13,200   ValueVision
               International, Inc.*<F24>                264,556        166,650

             ENTERTAINMENT -- 1.4%
    29,800   LodgeNet Entertainment
               Corp.*<F24>                              292,915        525,225

             FOODS -- 4.2%
    75,200   International Multifoods
               Corp.                                  1,521,105      1,527,500

             HOUSEWARES -- 3.7%
    44,600   Fortune Brands, Inc.                     1,043,676      1,338,000

             PERSONAL CARE -- 1.4%
    13,800   Alberto-Culver Co.                         382,578        502,837

             RESTAURANTS -- 1.0%
    21,382   VICORP Restaurants, Inc.*<F24>             288,956        379,530

ENERGY SECTOR -- 4.1%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 0.7%
    25,300   Key Energy Services, Inc.*<F24>            253,817        264,069

             OIL & GAS-REFINING & MARKETING -- 2.1%
    58,800   Pennzoil-Quaker State Co.                  538,544        757,050

             OIL-EXPLORATION & PRODUCTS -- 1.3%
    27,400   Nuevo Energy Co.*<F24>                     523,783        474,362

FINANCIALS SECTOR -- 4.1%
-------------------------
             BANKS-MAJOR REGIONAL -- 4.0%
    32,300   TCF Financial Corp.                        640,761      1,439,369

             INSURANCE-PROPERTY -- 0.1%
     3,000   CNA Surety Corp.                            41,768         42,750

HEALTHCARE SECTOR -- 0.7%
-------------------------
             MEDICAL PRODUCTS & SUPPLIES -- 0.7%
    50,700   Rochester Medical Corp.*<F24>              745,207        253,500

TECHNOLOGY SECTOR -- 6.7%
-------------------------
             COMPUTER HARDWARE -- 0.4%
    10,300   PLATO Learning, Inc.*<F24>                 107,774        155,144

             COMPUTER SOFTWARE/SERVICES -- 2.7%
     9,000   SPX Corp.*<F24>                            257,847        973,687

             COMPUTERS-NETWORKING -- 0.7%
    42,200   Digi International Inc.*<F24>              291,126        258,475

             ELECTRONICS-SEMICONDUCTORS -- 0.5%
    71,400   Aetrium Inc.*<F24>                         954,423        196,350

             SERVICES-COMPUTER SYSTEMS -- 1.6%
    27,700   MCSi Inc.*<F24>                            624,564        592,088

             SERVICES-DATA PROCESSING -- 0.8%
    44,900   Ontrack Data International*<F24>           473,851        300,269

TRANSPORTATION SECTOR -- 3.9%
-----------------------------
             RAILROADS -- 3.9%
    28,300   GATX Corp.                                 999,730      1,411,463

UTILITIES SECTOR -- 2.4%
------------------------
             ELECTRIC COMPANIES -- 2.4%
    34,600   ALLETE                                     785,499        858,513
                                                    -----------    -----------
                 Total common stocks                 33,997,212     35,596,229
                                                    -----------    -----------
                 Total long-term
                   investments                       33,997,212     35,596,229

SHORT-TERM INVESTMENTS -- 2.2% (A)<F25>
             VARIABLE RATE DEMAND NOTE
  $801,108   Firstar Bank U.S.A., N.A.                  801,108        801,108
                                                    -----------    -----------
                 Total short-term
                   investments                          801,108        801,108
                                                    -----------    -----------
                 Total investments                  $34,798,320     36,397,337
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables (0.1%) (A)<F25>                             (29,110)
                                                                   -----------
                 Net Assets                                        $36,368,227
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($36,368,227 / 2,933,638
                   shares outstanding)                             $     12.40
                                                                   -----------
                                                                   -----------

    *<F24>  Non-income producing security.
  (a)<F25>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                        $  264,423
   Interest                                                             43,309
                                                                    ----------
        Total income                                                   307,732
                                                                    ----------

EXPENSES:
   Management fees                                                     186,232
   Administrative services                                              31,226
   Professional fees                                                    11,584
   Transfer agent fees                                                   8,945
   Custodian fees                                                        7,631
   Insurance expense                                                     5,022
   Registration fees                                                     4,517
   Printing and postage expense                                          4,419
   Amortization of organizational expenses                               2,487
   Board of Director fees                                                1,200
   Other expenses                                                        2,833
                                                                    ----------
        Total expenses before reimbursement                            266,096
   Less expenses assumed by adviser                                    (27,076)
                                                                    ----------
        Net expenses                                                   239,020
                                                                    ----------
NET INVESTMENT INCOME                                                   68,712
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     2,733,654
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 177,229
                                                                    ----------
NET GAIN ON INVESTMENTS                                              2,910,883
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,979,595
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2000 (Unaudited) and For the Year Ended June
                                    30, 2000

                                                                                        DECEMBER 31,          JUNE 30,
                                                                                            2000                2000
                                                                                        ------------          --------
OPERATIONS:
   Net investment income                                                                 $    68,712         $    45,386
   Net realized gain (loss) on investments                                                 2,733,654            (690,254)
   Net increase (decrease) in unrealized appreciation on investments                         177,229          (5,597,913)
                                                                                         -----------         -----------
        Net increase (decrease) in net assets resulting from operations                    2,979,595          (6,242,781)
                                                                                         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.02942 per share)                                 (87,729)                 --
   Distributions from net realized gains ($0.16740
     and $0.09215 per share, respectively)                                                  (493,327)           (363,868)
                                                                                         -----------         -----------
        Total distributions                                                                 (581,056)           (363,868)*<F26>
                                                                                         -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (141,351 and 476,955 shares, respectively)                  1,733,567           5,722,593
   Net asset value of shares issued in distributions (42,141
     and 27,783 shares, respectively)                                                        494,040             330,895
   Cost of shares redeemed (411,741 and 1,394,631 shares, respectively)                   (4,989,242)        (16,525,986)
                                                                                         -----------         -----------
        Net decrease in net assets derived from Fund share activities                     (2,761,635)        (10,472,498)
                                                                                         -----------         -----------
        TOTAL DECREASE                                                                      (363,096)        (17,079,147)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                 36,731,323          53,810,470
                                                                                         -----------         -----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income of $0 and $16,682, respectively)        $36,368,227         $36,731,323
                                                                                         -----------         -----------
                                                                                         -----------         -----------

 *<F26>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                               (UNAUDITED)           FOR THE YEARS ENDED JUNE 30,           For the Period from
                                          FOR THE PERIOD ENDING    ---------------------------------    SEPTEMBER 16, 1996+<F27> TO
                                            DECEMBER 31, 2000       2000         1999          1998            JUNE 30, 1997
                                          ---------------------    ------       ------        ------    ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $ 11.62           $ 13.28      $ 13.56       $ 12.23             $ 10.00
Income from investment operations:
   Net investment income (loss)                    0.05              0.01        (0.03)        (0.01)               0.02
   Net realized and unrealized gains
     (loss) on investments                         0.93             (1.58)       (0.14)         1.43                2.23
                                                -------           -------      -------       -------             -------
Total from investment operations                   0.98             (1.57)       (0.17)         1.42                2.25

Less distributions:
   Dividends from net investment income           (0.03)               --           --         (0.00)              (0.02)
   Distributions from net realized gains          (0.17)            (0.09)       (0.11)        (0.09)                 --
                                                -------           -------      -------       -------             -------
Total from distributions                          (0.20)            (0.09)       (0.11)        (0.09)              (0.02)
                                                -------           -------      -------       -------             -------
Net asset value, end of period                  $ 12.40           $ 11.62      $ 13.28       $ 13.56             $ 12.23
                                                -------           -------      -------       -------             -------
                                                -------           -------      -------       -------             -------

TOTAL INVESTMENT RETURN                            8.5%**<F29>     (11.8%)       (1.2%)        11.7%               22.5%**<F29>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)           36,368            36,731       53,810        62,139              29,231
Ratio of expenses (after reimbursement)
  to average net assets (a)<F30>                   1.3%*<F28>        1.3%         1.3%          1.3%                1.3%*<F28>
Ratio of net investment income (loss)
  to average net assets (b)<F31>                   0.4%*<F28>        0.1%        (0.2%)        (0.1%)               0.3%*<F28>
Portfolio turnover rate                           32.7%             57.3%        29.2%         35.5%               29.4%

   +<F27>  Commencement of operations.
   *<F28>  Annualized.
  **<F29>  Not annualized.
 (a)<F30> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ending December 31, 2000 and for the year ending June 30, 2000 and for the period September 16, 1996+<F27> to June 30, 1997, the ratios would have been 1.4%*<F28>, 1.3% and 1.6%*<F28>, respectively.
 (b)<F31> If the Fund had paid all of its expenses for the period ending December 31, 2000 and for the year ending June 30, 2000 and for the period September 16, 1996+<F27> to June 30, 1997, the ratios would have been 0.3%*<F28>, 0.1% and (0.0)%*<F28>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                        Eastcliff Contrarian Value Fund

                                                               February 23, 2001

Dear Shareholder:

  The Eastcliff Contrarian Value Fund posted a very strong gain in 2000 and significantly outperformed the Russell Mid-Cap Index. The Fund was +31.6% versus +8.3% for the Russell Mid-Cap Index. The annualized return since inception on December 30, 1997 is 6.0%.

  2000 was the year of the "big reversal." After weathering the technology/Internet mania of the late 90's, the portfolio staged an outstanding comeback. On March 10th, speculative sentiment and the technology-laden NASDAQ peaked. Since then, "new era" investing has been replaced by the "new realty" -- a sobering return to basics, where earings, dividends and valuations determine equity returns. Our deeply undervalued portfolio benefitted from the shift and posted a strong rebound. Several stocks performed exceedingly well as managements continued to successfully restructure, selling non-core assets, paying down debt and repurchasing their shares to increase shareholder value.

  Looking forward, we believe we are in the early stages of an extended period of outperformance, similar to the period following the 1990 bear market in value stocks. While the outlook for the economy and corporate profits remains cloudy, there are tremendous investment opportunities in the mid-cap value area. In this slow growth environment, profitability will come under intense pressure and it will take arduous cost-cutting, balance sheet repair, asset sales and restructurings by most companies to stay competitive. This is the kind of environment that plays to our research strengths as we evaluate new management teams, analyze asset values and assess turnaround potential. It is an environment that is tailor-made for bottom-up, stockpickers like us. We will stay sharply focused on our buy/sell discipline, taking advantage of the market's increased volatility, by selling stocks that approach our price targets and recycling the proceeds in new ideas, as the market continues to provide us with many opportunistic buys.

  As of December 21, 2000, your Board of Directors declared a dividend of $0.01905 per share from net investment income, payable December 22, 2000, to shareholders of record on December 20, 2000. Thank you for your support and interest in the Fund.

  Respectfully submitted,

   /s/ Bruce D. Bottomley                       /s/ Daniel L. Leary

   Bruce D. Bottomley                           Daniel L. Leary
   Managing Director                            Managing Director

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                        Eastcliff Contrarian Value Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 2000 (Unaudited)

ASSETS:
   Investments in securities, at value (cost $4,063,143)            $4,706,983
   Cash                                                                    760
   Receivable from investments sold                                    247,969
   Dividend receivable                                                   2,652
   Interest receivable                                                   1,067
   Subscriptions receivable                                                900
   Deferred organizational expenses                                      9,303
   Other assets                                                             12
                                                                    ----------
        Total assets                                                $4,969,646
                                                                    ----------
                                                                    ----------

LIABILITIES:
   Payable to adviser for management fees and deferred expenses     $   13,567
   Other liabilities                                                     1,279
                                                                    ----------
        Total liabilities                                               14,846
                                                                    ----------

NET ASSETS:
   Capital Stock, $0.01 par value; 300,000,000
     shares authorized; 441,133 shares outstanding                   6,636,169
   Net unrealized appreciation on investments                          643,840
   Undistributed net realized losses on investments                 (2,324,615)
   Overdistribution of net investment income                              (594)
                                                                    ----------
        Net assets                                                   4,954,800
                                                                    ----------
        Total liabilities and net assets                            $4,969,646
                                                                    ----------
                                                                    ----------

CALCULATION OF REDEMPTION PRICE:
   Net asset value and redemption price per share
     ($4,954,800 / 441,133 shares outstanding)                      $    11.23
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                            SCHEDULE OF INVESTMENTS
                         December 31, 2000 (Unaudited)

SHARES OR
PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
---------                                              ------       --------
LONG-TERM INVESTMENTS -- 100.0% (A)<F33>
COMMON STOCKS -- 100.0% (A)<F33>

BASIC MATERIALS SECTOR -- 24.0%
-------------------------------
             CHEMICALS-DIVERSE -- 8.8%
     7,600   Engelhard Corp.                         $  146,102     $  154,850
     3,600   FMC Corp.*<F32>                            211,506        258,075
                                                     ----------     ----------
                                                        357,608        412,925

             CHEMICALS-SPECIALTY -- 5.4%
    13,300   Hercules Inc.*<F32>                        301,261        253,531

             CONTAINERS & PACKAGING -- 4.2%
    15,900   Pactiv Corp.*<F32>                         157,149        196,762

             IRON & STEEL -- 5.6%
    14,500   AK Steel Holding Corp.                     248,325        126,875
     8,750   Allegheny
               Technologies, Inc.                       257,305        138,906
                                                     ----------     ----------
                                                        505,630        265,781

CAPITAL GOODS SECTOR -- 20.2%
-----------------------------
             CONTAINERS-METAL/GLASS -- 3.9%
     4,000   Ball Corp.                                 127,135        184,250

             MANUFACTURER-DIVERSE -- 7.6%
     4,500   American Standard
               Companies Inc.*<F32>                     196,234        221,906
    17,200   U.S. Industries, Inc.                      297,525        137,600
                                                     ----------     ----------
                                                        493,759        359,506

             TRUCKS & PARTS -- 2.5%
     4,500   Navistar International
               Corp.*<F32>                               93,828        117,844

             WASTE MANAGEMENT -- 6.2%
    10,600   Waste Management, Inc.                     191,856        294,150

CONSUMER CYCLICALS SECTOR -- 25.2%
----------------------------------
             HARDWARE & TOOLS -- 4.4%
     6,600   The Stanley Works                          160,457        205,837

             RETAIL-APPAREL -- 5.7%
     9,600   The TJX Companies, Inc.                    193,962        266,400

             RETAIL-DEPARTMENT STORES -- 3.5%
    15,000   J.C. Penney Company, Inc.                  149,669        163,125

             RETAIL-SPECIALTY -- 11.6%
     4,500   Footstar, Inc.*<F32>                       116,323        222,750
    20,800   Venator Group, Inc.*<F32>                  170,346        322,400
                                                     ----------     ----------
                                                        286,669        545,150

CONSUMER STAPLES SECTOR -- 3.9%
-------------------------------
             HOUSEWARES -- 3.9%
     6,100   Fortune Brands, Inc.                       157,406        183,000

ENERGY SECTOR -- 11.5%
----------------------
             OIL & GAS-REFINING & MARKETING -- 7.0%
     4,419   Sunoco, Inc.                               142,361        148,865
     5,400   Tosco Corp.                                141,950        183,263
                                                     ----------     ----------
                                                        284,311        332,128

             OIL-EXPLORATION & PRODUCTS -- 4.5%
    12,300   Ocean Energy Inc.                          108,616        213,713

FINANCIALS SECTOR -- 4.4%
-------------------------
             FINANCIAL-DIVERSE -- 4.4%
     1,005   Alleghany Corp.*<F32>                      166,554        206,528

TECHNOLOGY SECTOR -- 4.5%
-------------------------
             ELECTRONICS-DEFENSE -- 4.5%
     6,800   Raytheon Co. Cl B                          158,575        211,225

UTILITIES SECTOR -- 6.3%
------------------------
             ELECTRIC COMPANIES -- 3.4%
    12,100   Citizens
               Communications Co.*<F32>                  92,167        158,812

             NATURAL GAS -- 2.9%
     2,800   ONEOK, Inc.                                 74,965        134,750
                                                     ----------     ----------
                 Total common stocks                  4,061,577      4,705,417
                                                     ----------     ----------
                 Total long-term
                   investments                        4,061,577      4,705,417

SHORT-TERM INVESTMENTS -- 0.0% (A)<F33>
             VARIABLE RATE DEMAND NOTE
    $1,566   Firstar Bank U.S.A., N.A.                    1,566          1,566
                                                     ----------     ----------
                 Total short-term
                   investments                            1,566          1,566
                                                     ----------     ----------
                 Total investments
                   -- 100%                           $4,063,143     $4,706,983
                                                     ----------     ----------
                                                     ----------     ----------

    *<F32>  Non-income producing security.
  (a)<F33> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                        $   36,093
   Interest                                                              6,530
                                                                    ----------
        Total income                                                    42,623
                                                                    ----------

EXPENSES:
   Management fees                                                      26,277
   Professional fees                                                    11,308
   Transfer agent fees                                                   5,822
   Administrative services                                               5,255
   Registration fees                                                     3,577
   Amortization of organizational expenses                               2,326
   Custodian fees                                                        2,105
   Board of Directors fees                                               1,200
   Insurance expense                                                       684
   Printing and postage expense                                            290
   Other expenses                                                          794
                                                                    ----------
        Total expenses before reimbursement                             59,638
   Less expenses assumed by adviser                                    (25,478)
                                                                    ----------
        Net expenses                                                    34,160
                                                                    ----------
NET INVESTMENT INCOME                                                    8,463
                                                                    ----------
NET REALIZED LOSS ON INVESTMENTS                                       (47,655)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               1,393,065
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,345,410
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,353,873
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2000 (Unaudited) and For the Year Ended June
                                    30, 2000

                                                                                       DECEMBER 31,           JUNE 30,
                                                                                           2000                 2000
                                                                                       ------------           --------
OPERATIONS:
   Net investment income                                                                 $     8,463         $    78,488
   Net realized loss on investments                                                          (47,655)           (945,224)
   Net increase (decrease) in unrealized appreciation on investments                       1,393,065            (137,560)
                                                                                         -----------         -----------
        Net increase (decrease) in net assets resulting from operations                    1,353,873          (1,004,296)
                                                                                         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.06595 and $0.11224 per share, respectively)      (35,832)           (132,684)
                                                                                         -----------         -----------
        Total distributions                                                                  (35,832)           (132,684)*<F34>
                                                                                         -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,029 and 29,961 shares, respectively)                        30,027             273,649
   Net asset value of shares issued in distributions (749
     and 1,155 shares, respectively)                                                           7,162               9,853
   Cost of shares redeemed (199,917 and 853,492 shares, respectively)                     (1,968,298)         (7,407,655)
                                                                                         -----------         -----------
        Net decrease in net assets derived from Fund share activities                     (1,931,109)         (7,124,153)
                                                                                         -----------         -----------
        TOTAL DECREASE                                                                      (613,068)         (8,261,133)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                  5,567,868          13,829,001
                                                                                         -----------         -----------
NET ASSETS AT THE END OF THE PERIOD
   (including undistributed net investment income of $0 and $26,775, respectively)       $ 4,954,800         $ 5,567,868
                                                                                         -----------         -----------
                                                                                         -----------         -----------

*<F34>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                         (UNAUDITED)          YEARS ENDED JUNE 30,          FOR THE PERIOD FROM
                                                    FOR THE PERIOD ENDING     --------------------      DECEMBER 30, 1997+<F35> TO
                                                      DECEMBER 31, 2000        2000           1999             JUNE 30, 1998
                                                    ---------------------     ------         ------     --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 8.74             $ 9.47         $10.41               $10.00
Income from investment operations:
   Net investment income (a)<F38>                            0.02               0.08           0.09                 0.04
   Net realized and unrealized gains
     (loss) on investments                                   2.54              (0.70)         (0.66)                0.37
                                                           ------             ------         ------               ------
Total from investment operations                             2.56              (0.62)         (0.57)                0.41

Less distributions:
   Dividends from net investment income                     (0.07)             (0.11)         (0.07)                  --
   Distributions from net realized gains                       --                 --          (0.30)                  --
                                                           ------             ------         ------               ------
Total from distributions                                    (0.07)             (0.11)         (0.37)                  --
                                                           ------             ------         ------               ------
Net asset value, end of period                             $11.23             $ 8.74         $ 9.47               $10.41
                                                           ------             ------         ------               ------
                                                           ------             ------         ------               ------

TOTAL INVESTMENT RETURN                                     29.4%**<F37>       (6.5%)         (5.3%)                4.1%**<F37>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                      4,955              5,568         13,829               19,569
Ratio of expenses (after reimbursement)
  to average net assets (b)<F39>                             1.3%*<F36>         1.3%           1.3%                 1.3%*<F36>
Ratio of net investment income
  to average net assets (c)<F40>                             0.3%*<F36>         0.9%           0.9%                 0.7%*<F36>
Portfolio turnover rate                                     12.6%              42.5%          45.0%                13.6%

   +<F35>   Commencement of operations.
   *<F36>   Annualized.
  **<F37>   Not annualized.
 (a)<F38>   For the year ended June 30, 2000, net investment income per share is calculated using average shares outstanding. In all other periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax difference.
 (b)<F39>   Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000, and for the years ended June 30, 2000 and 1999 and for the period December
            30, 1997+<F35> to June 30, 1998, 2.3%*<F36>, 1.8%, 1.5% and
            1.5%*<F36>, respectively.
 (c)<F40>   If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2000, and for the years ended June 30, 2000 and 1999 and for the period December 30, 1997+<F35> to June 30, 1998, (0.7%)*<F36>, 0.4%, 0.7% and
            0.5%*<F36>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                                Eastcliff Funds
                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 2000 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Growth Fund (the "Growth Fund"), Eastcliff Emerging Growth Fund (the "Emerging Growth Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota, Ohio and Wisconsin; and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. The cost amounts as reported on the schedule of investments for the Total Return Fund and the statements of net assets for the Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund are substantially the same for Federal income tax purposes.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Provision has not been made for Federal income taxes since the Emerging Growth Fund will elect and all other Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Regional Small Cap Fund has utilized $746,400 of capital loss carryovers in fiscal year 2000. The Contrarian Value Fund has $2,034,554 of a capital loss carryover which expires June 30, 2008. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover. The Contrarian Value Fund has utilized $1,101,950 of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations. The Emerging Growth Fund has $591,426 of post-October losses, the Regional Small Cap Fund has $1,559,400 of post-October losses and the Contrarian Value Fund has $17,562 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2001. The Growth Fund also utilized $5,327,489 of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

     (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (g) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Resource Capital Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and Contrarian Value Fund pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

          In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $24,470, $25,517, $22,555, $27,076 and $25,478 for the period ending
     December 31, 2000, for the Total Return Fund, Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

          The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending December 31, 2000, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains are distributed to shareholders. The distributions were paid on December 22, 2000, to shareholders of record on December 20, 2000.

                                                    TOTAL                        EMERGING       REGIONAL      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND   SMALL CAP FUND   VALUE FUND
                                                 -----------    -----------    -----------   --------------   ----------
     Dividend from net investment income         $       --     $       --      $      --       $ 71,023       $  9,040
     $ per share                                         --             --             --        0.02410        0.01905
     Short-term gains                                    --      2,451,117             --        493,327             --
     $ per share                                         --        2.60910             --        0.16740             --
     Long-term capital gains                      1,664,509        750,432             --             --             --
     $ per share                                    1.60000        0.79880             --             --             --

          Shareholders were sent a 2000 Form 1099-DIV in January, 2001 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  DEFERRED EXPENSES --

          Organizational expenses for the Regional Small Cap Fund and Contrarian Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Regional Small Cap Fund and Contrarian Value Fund over a period of five years. The unamortized organizational expenses at December 31, 2000, were $3,728 and $9,303, respectively.

(5)  INVESTMENT TRANSACTIONS --

          For the period ending December 31, 2000, purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $9,140,493 and $12,814,624, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $5,697,730 and $10,217,135, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $8,700,533 and $8,740,179, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund, (excluding short-term securities) were $11,696,902 and $14,762,425, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $622,381 and $2,671,271, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of December 31, 2000, liabilities of the Funds included the following:

                                                    TOTAL                        EMERGING       REGIONAL      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND   SMALL CAP FUND   VALUE FUND
                                                 -----------    -----------    -----------   --------------   ----------
     Payable to brokers for investments purchased   $    --        $   --        $71,067        $318,710        $    --
     Payable to RCA for management fees
       and deferred expenses                         15,434         7,038          9,237          33,979         13,567
     Other liabilities                                5,827         8,946          2,771          11,807          1,279

(7)  SOURCES OF NET ASSETS --

                                                    TOTAL                        EMERGING       REGIONAL      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND   SMALL CAP FUND   VALUE FUND
                                                 -----------    -----------    -----------   --------------   ----------
As of December 31, 2000, the sources of
  net assets were as follows:
     Fund shares issued and outstanding         $ 9,519,505     $7,295,604     $10,120,957    $34,441,565     $6,636,169
     Net unrealized appreciation
       on investments                             6,651,898      1,634,038       1,575,421      1,599,017        643,840
     Undistributed net realized gains (losses)
       on investments                             1,530,630    (2,012,414)        (413,951)       329,980     (2,324,615)
     Overdistributed net investment income               --             --              --         (2,335)          (594)
                                                -----------     ----------     -----------    -----------     ----------
                                                $17,702,033     $6,917,228     $11,282,427    $36,368,227     $4,954,800
                                                -----------     ----------     -----------    -----------     ----------
                                                -----------     ----------     -----------    -----------     ----------

     Aggregate net unrealized appreciation as of December 31, 2000, consisted of the following:

     Aggregate gross unrealized appreciation    $ 6,783,774     $1,787,622     $ 2,738,282    $ 7,531,776     $1,109,594
     Aggregate gross unrealized depreciation      (131,876)      (153,584)      (1,162,861)    (5,932,759)      (465,754)
                                                -----------     ----------     -----------    -----------     ----------
         Net unrealized appreciation            $ 6,651,898     $1,634,038     $ 1,575,421    $ 1,599,017     $  643,840
                                                -----------     ----------     -----------    -----------     ----------
                                                -----------     ----------     -----------    -----------     ----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES --

          In early 2000, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2000. The Funds hereby designate the following amounts as long-term capital gains distributions.

             TOTAL                     EMERGING       REGIONAL      CONTRARIAN
          RETURN FUND   GROWTH FUND   GROWTH FUND  SMALL CAP FUND   VALUE FUND
          -----------   -----------   -----------  --------------   ----------
           $3,957,048   $12,499,429       --          $331,433          --

          The amounts above include $3,771,862 of earnings and profits distributed to shareholders on redemptions for the Growth Fund. For the Total Return Fund, Growth Fund, Emerging Growth Fund and Contrarian Value Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 2000, was 58%, 2%, 7% and 77%, respectively.

(9)  SUBSEQUENT EVENTS --

          A special meeting of shareholders of the Company is scheduled to be held on March 15, 2001. The purpose of the meeting will be to consider the following:

     1) With respect to the shareholders of the Total Return Fund only, a proposal to approve a new sub-advisory agreement for the Fund. The new sub-advisory agreement contains substantially the same terms and conditions as the existing sub-advisory agreement;

     2) With respect to each of the Funds, a proposal to approve a new investment advisory agreement with each Fund. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreements for each of the Funds;

     3) With respect to each of the Funds, a proposal to elect four directors to the Board of Directors;

     4) With respect to each of the Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors; and

     5)   Such other business as may properly come before the special meeting.

          Shareholders as of the close of business on the record date, February 8, 2001, are entitled to vote. The Board of Directors has unanimously approved all of the above matters under consideration.

                                EASTCLIFF FUNDS
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS

                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.

                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                         EASTCLIFF EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202